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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 6, 2004


                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                  0-26168                52-1849794
(State or other jurisdiction     (Commission          (I.R.S. Employer
        of incorporation)        file number)          Identification No.)

                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 362-5000
   (Address, including zip code and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

_ Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
  230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))

_ Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

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Item 1.02   Termination of a Material Definitive Agreement.

     Horizon Blue Cross Blue Shield of New Jersey ("Horizon BCBSNJ"), CW Ventures II, L.P. ("CW Ventures") and the Company are parties to a Stockholders' Agreement dated as of February 22, 1996 (the "Stockholders' Agreement").

     Section 6.2 of the Stockholders' Agreement provides that the Stockholders' Agreement will terminate on the date of the later to occur of (i) each of Horizon BCBSNJ and CW Ventures own less than five percent of the total issued and outstanding securities of the Company; (ii) the termination of the services agreement among BCBSNJ, the Company and its affiliates, and (iii) two years from the date of the agreement. The services agreement has already been terminated and two years have passed since the date of the Stockholders' Agreement.

     As a result of the transfer of Shares by Horizon BCBSNJ to the Company on October 1, 2004 pursuant to the terms of a Settlement Agreement dated September 29, 2004, between Horizon BCBSNJ and the Company, Horizon BCBSNJ no longer owns any shares of the Company.

     Effective October 6, 2004, CW Ventures made a pro rata distribution of all of the 37,617,420 shares of common stock of the Company that it owned to the partners of CW Ventures.

     Because each of Horizon BCBSNJ and CW Ventures no longer owns any securities of the Company, the Stockholders' Agreement was terminated effective October 6, 2004.

     The Stockholders'  Agreement was previously filed by the Company as Exhibit
10.20 filed with the Company's Annual Report on Form 10-KSB for the year ended October 31, 1996.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAREADVANTAGE, INC.

Date: October 8, 2004                  By:  /s/ Dennis J. Mouras
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                                            Dennis J. Mouras,
                                            Chief Executive Officer





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